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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2007

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)

On February 11, 2007 the Management Development & Compensation Committee of the Board of Directors of Coachmen Industries took various actions regarding the compensation of Coachmen’s executive officers and other key managers, including the following:

2007 Annual Executive Incentive Compensation Plan

The Committee approved the 2007 Executive Incentive Compensation Plan, a cash incentive compensation plan in which executives and key managers participate, and established the targets based on pre-tax profits or significant reductions in pre-tax losses from the prior year.

For 2007, incentive compensation will include performance goals which are divided among personal performance goals, division or segment profitability and overall corporate profitability.  Of the 2007 target incentive compensation payment, approximately 30% of this target is in the form of a capped payment based on the achievement of specific personal performance goals of the individual executive involved.  Personal goals are established at the beginning of the year with the intention of establishing specific goals that will contribute to the overall operating efficiency and profitability of the Company or appropriate business unit.  The remainder of the incentive compensation program is variable and based on achieving certain minimum levels of pre-tax profit for the Company or appropriate business unit and segment.

2007 Annual Executive Incentive Compensation Plan

Name	Title	Target Payout as a % of salary	Target Award
Richard M. Lavers	CEO	183%	$657,600
Colleen A. Zuhl	CFO	141%	$246,600
Michael R. Terlep, Jr.	President - RV Group (CLI)	78%	$248,294
Rick J. Bedell	President - H&B Group	83%	$220,500
Leslie G. Thimlar	VP - Human Resources	79%	$80,400

2007 Long-term Incentive Plan

The Committee also approved setting aside awards of Coachmen Industries restricted stock for executives and other key personnel.  These awards are governed by the Registrant’s 2000 Omnibus Stock Incentive Program.

The awards will vest at the rate of 33% per annum over a three year period subject to the employees continued employment with Coachmen.  The restricted stock awards are based on certain performance goals that must be met.  The performance goals consist of target levels of pre-tax profits for the Company.  As the Company meets the minimum, threshold and maximum target levels of pre-tax profits, the participants will earn corresponding levels of awards.  To the extent the Company meets the performance goals for the year, and the participant remains employed by the Company during the vesting period, the earned restricted shares will vest and be delivered to the Participants over a three-year vesting period: one-third on January 1, 2009, one-third on January 1, 2010 and one-third on January 1, 2011.

If a change of control of the Registrant occurs during 2007, the participant will be deemed to have met 100% of the performance goal and will earn 100% of the participant’s restricted shares.  All such shares deemed to be earned pursuant to this paragraph will vest immediately upon the change in control.  If a change of control of the Registrant occurs after 2007 but before all restricted shares have vested, all earned but unvested shares will vest immediately upon the change of control.

The number of restricted shares that each of the Registrant’s executive officers may earn pursuant to Restricted Stock Award Agreements between them and the Registrant are as follows:

		Shares at	Shares at	Shares at
Name	Title	Threshold	Target	Maximum
Richard Lavers	CEO	12,000	15,000	18,000
Colleen A Zuhl	CFO	8,000	10,000	12,000
Michael Terlep Jr	President - RV Group (CLI)	3,000	9,000	12,000
Rick Bedell	President - H&B Group	5,000	9,000	12,000
Les Thimlar	VP - Human Resources	3,000	4,500	6,000

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  March 19, 2007

By:    /s/Jeffery A. Tryka

            Jeffery A. Tryka, Secretary

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